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                                                                   Exhibit 10.34

                                 PROMISSORY NOTE

$421,042                                                        McLean, Virginia
                                                                 October 1, 2001


                  FOR VALUE RECEIVED the undersigned, Bradley J. Schwartz (the "Executive"), promises to pay to the order of KPMG Consulting, Inc. (the "Company") the sum of Four Hundred Twenty One Thousand, Forty Two Dollars ($421,042), or such lesser amount as shall be outstanding from time to time, at the offices of the Company in McLean, Virginia, with interest on the balance outstanding from time to time at the rate of 4.5% per annum.

                  Interest on the balance outstanding from time to time shall be paid on October 1, 2002, and thereafter on October 1 in each succeeding year until the principal and interest on this Promissory Note are paid in full.

                  Principal shall be paid as follows:

                  (i) if the Executive sells any or all of the Common Stock of the Company relating to the restricted stock award (the "Award") that was granted to the Executive on July 24, 2001, then within 30 days of the date of the sale of such Common Stock, the Executive will pay a proportionate amount of the then outstanding principal balance equal to the percentage of the shares of Common Stock received under the Award that were sold.

                  (ii) if the Executive's employment is terminated for Cause, the then outstanding principal balance and all accrued interest shall become due and payable immediately. "Cause" shall mean that the Executive has:

                           (a) committed an intentional material act of fraud or
                               embezzlement in connection with his duties or in the course of his employment with the Company;

                           (b) committed an intentional wrongful material damage
                               to property of the Company;

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                           (c) committed an intentional wrongful disclosure of
                               material secret processes or material
                               confidential information of the Company; or

                           (d) been convicted of a felony criminal offense.

                  (iii) if the Executive voluntarily terminates his employment, then the outstanding principal balance and all accrued interest shall become due and payable immediately.

                  (iv) on October 1, 2006, the remaining principal balance that has not been repaid prior thereto by the Executive pursuant to clauses
         (i) - (iii) above, or extinguished and forgiven as provided below, shall become due and payable.

         If (i) the Executive's employment terminates prior to October 1, 2006 for any reason other than a reason set forth in clause (ii) or clause (iii) above, or (ii) the Executive becomes entitled to severance compensation under any special termination agreement between the Executive and the Company relating to a change of control of the Company, then the outstanding principal balance and all accrued interest shall be immediately forgiven.

         Prepayments of principal may be made in the sole discretion of the Executive, in whole or in part, at any time or from time to time, without penalty.

                  The obligation represented by this Promissory Note shall constitute the unsecured general obligation of the Executive. To the extent permitted by law, the Executive waives all exemptions, diligence in collection, demand, and presentment for payment, protest and notice of protest of nonpayment.

                  All advances under this Promissory Note shall be recorded on the Schedule of Advances (Attachment 1), and all payments of principal or interest under this Promissory Note shall be recorded on the Schedule of Payments (Attachment 2). The Company agrees to make an appropriate notation on the Schedule of Payments

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(Attachment 2) to reflect all payments of principal or interest or the extinguishment and forgiveness of principal and interest pursuant to the terms of this Promissory Note, and upon the Executive's request, the Company will submit this Promissory Note to the Executive for a review of such notation.

                  This Promissory Note shall be governed by the laws of the State of New York without regard to its conflicts of laws principles and shall be binding upon and inure to the benefit of the Company and its successors and assigns and to the Executive and the Executive's heirs, personal representatives and assigns.


                                            ________________________
                                            Bradley J. Schwartz

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                                  Attachment 1

                              Schedule of Advances

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            Date of Advance                          Amount of Advance
            ---------------                          -----------------

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October 1, 2001                                           $323,057

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                                  Attachment 2

                              Schedule of Payments

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            Date of Advance                          Amount of Payment
            ---------------                          -----------------

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